Exhibit 99.1
Anaplan Announces Second Quarter
Fiscal Year 2022 Financial Results
•Second Quarter Subscription Revenue up 34.6% Year-Over-Year
•Remaining Performance Obligation of $905.6 million, up 28.8% Year-Over-Year
•Dollar-Based Net Expansion of 119%
SAN FRANCISCO, August 31, 2021 — Anaplan, Inc. (NYSE:PLAN), provider of a leading cloud-native platform for orchestrating business performance, today announced financial results for its second quarter ended July 31, 2021.

“We are pleased with our strong performance and healthy momentum across the business,” said Frank Calderoni, chief executive officer of Anaplan. “With the post-pandemic economy emerging, we are well positioned to take advantage of the numerous market opportunities to help solve our customers’ biggest challenges. I want to personally thank all our employees for their resiliency and commitment.”
Second Quarter Fiscal 2022 Financial Results
•Total revenue was $144.3 million, an increase of 35.5% year-over-year. Subscription revenue was $130.8 million, an increase of 34.6% year-over-year.
•GAAP operating loss was $49.1 million or 34.0% of total revenue, compared to $37.7 million in the second quarter of fiscal 2021 or 35.4% of total revenue. Non-GAAP operating loss was $10.9 million or 7.6% of total revenue, compared to $9.6 million in the second quarter of fiscal 2021 or 9.0% of total revenue.
•GAAP loss per share was $0.35, compared to $0.26 in the second quarter of fiscal 2021. Non-GAAP loss per share was $0.09, compared to $0.04 in the second quarter of fiscal 2021.
•Cash and Cash Equivalents were $312.9 million as of July 31, 2021.
Financial Outlook
The company is providing the following guidance for its third quarter fiscal 2022:
•Total revenue is expected to be between $145.5 and $146.5 million.
•Non-GAAP operating margin is expected to be between negative 10% and 11%.
•As a baseline for third quarter, we expect billings to be in the range of $179 million to $181 million.
The company is updating its previous guidance provided on May 27, 2021 for its full year fiscal 2022:
•Total revenue is expected to be between $571.5 and $573.5 million (was between $555 and $560 million).
•Non-GAAP operating margin is expected to be between negative 8.0% and 9.0%.
The guidance provided above are forward-looking statements and actual results may differ materially. Refer to the “Forward-Looking Statements” safe harbor section below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

The section titled “Non-GAAP Financial Measures” below contains a description of the non-GAAP financial measures used in this press release, definitions of our operating metrics and a reconciliation of GAAP and non-GAAP financial measures is contained in the tables below. A reconciliation of non-GAAP measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, costs and expenses, including the impact of stock-based compensation, which is dependent on factors such as future stock price and volume of equity awards granted in the future, that may be incurred in the future and therefore, cannot be reasonably predicted. The effect of these excluded items may be significant.

Recent Highlights

•Vikas Mehta joined Anaplan as Chief Financial Officer
•Anaplan launched new platform innovations, including Management Reporting
•Gartner recognized Anaplan in the first-ever Market Guide for Cloud Extended Planning and Analysis (XP&A) Solutions
•OZON selected Anaplan to manage P&L reporting and FP&A processes in support of rapid growth
•Childrensalon chose Anaplan to transform its financial forecasting and data processing systems

Webcast and Conference Call Information
Event: Anaplan Second Quarter Fiscal Year 2022 Earnings Conference Call
When: Tuesday, August 31, 2021
Time: 2:00 p.m. PT / 5:00 p.m. ET
Live Call: Please see online registration
Replay: (800) 585-8367 or (416) 621-4642 with passcode 3667246
Live Webcast: https://investors.anaplan.com or with replay available for 12 months

Upcoming Investor Events
Anaplan management will be participating in the following investor conferences:

Wolfe Research Inaugural TMT Conference
Wednesday, September 8, 2021
9:15am PT/12:15pm ET

Jefferies Virtual Software Conference
Tuesday, September 14, 2021
10:00am PT/1:00pm ET
About Anaplan
Anaplan (NYSE: PLAN) is a transformative way to see, plan, and run your business. Using our proprietary Hyperblock™ technology, Anaplan lets you contextualize real-time performance, and forecast future outcomes for faster, confident decisions. Because connecting strategy and plans to collaborative execution across your enterprise is required to move business FORWARD today. Based in San Francisco, Anaplan has over 175 partners and more than 1,750 customers worldwide. To learn more, visit Anaplan.com.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including all statements other than statements of historical fact contained in this press release and includes, without limitation, statements about the impact of the COVID-19 pandemic and resulting global economic uncertainty, the quotations from management, statements regarding market demand, market opportunity, competitive position including of the company’s solutions compared to the offerings of competitors, use of the company’s solutions and the results of such use, statements regarding the need for, or interest in, enterprise planning or digital transformation, statements about the company’s plans, strategies and prospects, statements about offerings, solutions, services and functionality, statements regarding growth and momentum, statements about customers’ challenges, plans and priorities, the financial outlook and guidance, which may include expected GAAP and non-GAAP financial and other results, for the company’s third fiscal quarter ending October 31, 2021 and for the full fiscal year ending January 31, 2022 and the underlying assumptions, and statements about events and trends including events and trends that we believe may affect our financial condition, results of operations, short- and long-term business operations and objectives, and financial needs. These statements identify prospective information and may include words such as “expects,” “intends,” “continue,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “should,” “may,” “will,” or the negative version of these words, variations of these words and comparable terminology. These forward-looking statements are based on information available to the company as of the date of this press release and are based on management’s current views and assumptions. These forward-looking statements are conditioned upon and also involve a number of known and unknown risks, uncertainties, and other factors that could cause actual results, performance or events to differ materially from those anticipated by these forward-looking statements. Such risks, uncertainties, and other factors may be beyond the company’s control and may pose a risk to the company’s operating and financial condition. Such risks and uncertainties include, but are not limited to, the following risks: the ongoing COVID-19 pandemic, and resulting global economic uncertainty, has impacted how we, our customers, and our partners are operating, and could result in a material adverse effect on our business, financial condition, operating results and cash flows; we have a limited history of operating at our current scale and under our current strategy, which makes it difficult to predict our future operating results, and we may not achieve our expected operating results in the future; our recent revenue growth rates may not be indicative of our future performance or growth; we have a history of net losses, we anticipate increasing our operating expenses in the future, and we do not expect to be profitable for the near future; our quarterly results may fluctuate significantly and may not fully reflect the underlying performance of our business; we have experienced rapid growth and expect to continue to invest in our growth in the future, and if we fail to manage our growth effectively, we may be unable to execute our business plan, maintain high levels of service, or adequately address competitive challenges and our business, financial condition and results of operations may be adversely affected; we derive substantially all of our revenue from a single software platform and if our platform fails to satisfy customer demands or to achieve widespread market acceptance it would adversely affect our business, operating results, financial condition, and growth prospects; if we are unable to attract new customers, both domestically and internationally, the growth of our revenue will be adversely affected and our business may be harmed; our business depends substantially on our customers renewing their subscriptions and expanding their use of our platform and if we fail to achieve renewals or expansions or our customers renew or expand their subscriptions on less favorable terms or if they fail to add more users in more functional areas or upgrade to a higher level of functionality on our platform, our business and operating results will be adversely affected; failure to effectively expand our sales and marketing capabilities, including to hire and retain direct sales personnel, could harm our ability to increase our customer base and achieve broader market acceptance of our service; our growth depends in part on the success of our strategic relationships with third parties and their continued performance; if our customers and partners do not have access to highly skilled and trained users of our platform, our customers may not be able to unlock the full potential of our platform, customer satisfaction may suffer, and our results of operations, financial condition and growth prospects may be adversely affected; if we fail to continue to enhance our platform, satisfy the cloud infrastructure priorities of our clients or adapt to rapid technological change, our ability to remain competitive could be impaired; if we experience a security incident affecting our platform, networks, systems or data or the data of our customers, or are perceived to have experienced such a security incident, our platform may be perceived as not being secure, our reputation may be harmed, customers may reduce the use of or stop using our platform, we may incur significant liabilities, and our business could be materially adversely affected; real or perceived errors, failures, bugs, service outages, or disruptions in our platform could adversely affect our reputation and harm our business; we depend on the experience and expertise of our senior management team and certain key employees, especially engineering, research and development and sales personnel, and our inability to retain these executive officers and key employees or recruit them in a timely manner, could harm our business, operating results, and financial condition; the markets in which we participate are intensely competitive, and if we do not compete effectively, our business and operating results could be adversely affected; we collect, process and store personal information and furthermore, our platform could be used by customers to do the same, and evolving domestic and international privacy and security laws, regulations and other obligations could result in additional costs and liabilities to us or inhibit sales of our platform. Furthermore, the additional or unforeseen effects from the COVID-19 pandemic and the global economic climate may amplify many of these risks. Information concerning risks, uncertainties and other factors that could cause results to differ materially from the expectations described in this press release is contained in the company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including its annual report on Form 10-K filed with the SEC on March 12, 2021, and other documents the company may file with or furnish to the SEC from time to time such as annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. These forward-looking statements should not be relied upon as representing the company’s views as of any subsequent date and the company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made. The information contained in, or that can be accessed through, Anaplan’s website and social media channels are not part of this press release.
Investor Contact:
Edelita Tichepco
investors@anaplan.com
Media Contact:
Anthony Harrison
press@anaplan.com

Preliminary Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
(In thousands, except per share amounts)	2021	2020	2021	2020
Revenue:
Subscription revenue	$130,751	$97,117	$249,094	$190,941
Professional services revenue	13,573	9,394	25,055	19,414
Total revenue	144,324	106,511	274,149	210,355
Cost of revenue:
Cost of subscription revenue (1)	22,645	16,148	43,974	31,333
Cost of professional services revenue (1)	13,582	9,294	25,074	18,849
Total cost of revenue	36,227	25,442	69,048	50,182
Gross profit	108,097	81,069	205,101	160,173
Operating expenses:
Research and development (1)	36,217	24,595	69,429	48,357
Sales and marketing (1)	96,281	72,914	184,751	144,588
General and administrative (1)	24,685	21,235	49,630	43,663
Total operating expenses	157,183	118,744	303,810	236,608
Loss from operations	(49,086)	(37,675)	(98,709)	(76,435)
Interest income (expense), net	(131)	(184)	(282)	327
Other income (expense), net	(2,375)	4,007	(2,834)	3,676
Loss before income taxes	(51,592)	(33,852)	(101,825)	(72,432)
Provision for income taxes	471	(1,672)	(787)	(2,694)
Net loss	$(51,121)	$(35,524)	$(102,612)	$(75,126)
Net loss per share attributable to common stockholders, basic and diluted	$(0.35)	$(0.26)	$(0.71)	$(0.55)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	145,474	138,335	144,828	137,359
(1) Includes stock-based compensation expense as follows:
Cost of subscription revenue	$1,830	$876	$3,352	$1,584
Cost of professional services revenue	991	692	1,822	1,200
Research and development	8,384	4,380	15,350	8,026
Sales and marketing	18,064	11,213	34,697	21,244
General and administrative	6,189	7,818	14,308	15,418
Total stock-based compensation expense	$35,458	$24,979	$69,529	$47,472

Preliminary Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	As of
	July 31, 2021	January 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$312,946	$320,990
Accounts receivable, net	118,589	147,005
Deferred commissions, current portion	41,198	36,797
Prepaid expenses and other current assets	27,881	24,252
Total current assets	500,614	529,044
Property and equipment, net	61,832	51,603
Deferred commissions, net of current portion	89,998	82,405
Goodwill	32,379	32,379
Operating lease right-of-use asset	35,409	33,985
Other noncurrent assets	9,310	9,709
TOTAL ASSETS	$729,542	$739,125
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$9,679	$7,949
Accrued expenses	101,726	101,507
Deferred revenue, current portion	292,492	287,778
Operating lease liabilities, current portion	8,942	7,951
Total current liabilities	412,839	405,185
Deferred revenue, net of current portion	4,029	7,765
Operating lease liabilities, net of current portion	30,850	30,130
Other noncurrent liabilities	19,932	18,032
TOTAL LIABILITIES	467,650	461,112
Stockholders’ equity:
Common stock	14	14
Accumulated other comprehensive loss	(8,576)	(7,528)
Additional paid-in capital	1,020,044	932,505
Accumulated deficit	(749,590)	(646,978)
TOTAL STOCKHOLDERS’ EQUITY	261,892	278,013
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$729,542	$739,125

Preliminary Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Six Months Ended July 31,
	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(102,612)	$(75,126)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	14,040	12,263
Amortization of deferred commissions	20,053	16,184
Stock-based compensation	69,529	47,472
Reduction of operating lease right-of-use assets and accretion of operating lease liabilities	4,999	5,544
Foreign currency remeasurement losses (gains)	1,004	(3,247)
Other non-cash items	376	950
Changes in operating assets and liabilities:
Accounts receivable	28,591	17,927
Prepaid expenses and other current assets	(3,646)	1,317
Other noncurrent assets	(287)	(1,493)
Deferred commissions	(32,454)	(29,947)
Accounts payable and accrued expenses	757	2,459
Deferred revenue	62	(4,367)
Payments for operating lease liabilities, net	(4,625)	(4,938)
Other noncurrent liabilities	740	6,546
Net cash used in operating activities	(3,473)	(8,456)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(6,368)	(4,996)
Capitalized internal-use software	(6,535)	(5,380)
Net cash used in investing activities	(12,903)	(10,376)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of stock options	3,483	8,624
Proceeds from employee stock purchase plan	11,514	9,481
Principal payments on capital lease obligations	(5,132)	(3,671)
Net cash provided by financing activities	9,865	14,434
Effect of exchange rate changes on cash and cash equivalents	(1,533)	1,548
NET DECREASE IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH	(8,044)	(2,850)
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH - Beginning of period	320,990	309,894
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH - End of period	$312,946	$307,044

Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except percentages and per share amounts)
(Unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
(In thousands, except percentages and per share amounts)	2021	2020	2021	2020
Revenue	$144,324	$106,511	$274,149	$210,355
GAAP operating loss	$(49,086)	$(37,675)	$(98,709)	$(76,435)
Stock-based compensation	35,458	24,979	69,529	47,472
Employer payroll tax expense related to employee stock plans	1,602	1,875	3,602	3,360
Business combination and other related cost	783	936	1,561	1,955
Amortization of acquired intangibles	335	335	670	670
Non-GAAP operating loss	$(10,908)	$(9,550)	$(23,347)	$(22,978)
GAAP operating margin %	-34.0%	-35.4%	-36.0%	-36.3%
Stock-based compensation %	24.6%	23.4%	25.4%	22.6%
Employer payroll tax expense related to employee stock plans %	1.1%	1.8%	1.3%	1.6%
Business combination and other related cost %	0.5%	0.9%	0.6%	0.9%
Amortization of acquired intangibles %	0.2%	0.3%	0.2%	0.3%
Non-GAAP operating margin %	-7.6%	-9.0%	-8.5%	-10.9%
GAAP net loss	$(51,121)	$(35,524)	$(102,612)	$(75,126)
Stock-based compensation	35,458	24,979	69,529	47,472
Employer payroll tax expense related to employee stock plans	1,602	1,875	3,602	3,360
Business combination and other related cost	783	936	1,561	1,955
Amortization of acquired intangibles	335	335	670	670
Non-GAAP tax adjustments	—	1,250	—	1,250
Non-GAAP net loss	$(12,943)	$(6,149)	$(27,250)	$(20,419)
GAAP net loss per share, basic and diluted	$(0.35)	$(0.26)	$(0.71)	$(0.55)
Stock-based compensation	0.24	0.18	0.48	0.35
Employer payroll tax expense related to employee stock plans	0.01	0.02	0.02	0.02
Business combination and other related cost	0.01	0.01	0.01	0.02
Amortization of acquired intangibles	—	—	0.01	—
Non-GAAP tax adjustments	—	0.01	—	0.01
Non-GAAP net loss per share	$(0.09)	$(0.04)	$(0.19)	$(0.15)
Shares used to compute GAAP net loss per share attributable to common stockholders, basic and diluted	145,474	138,335	144,828	137,359
Shares used to compute Non-GAAP net loss per share	145,474	138,335	144,828	137,359
GAAP net cash used in operating activities	$(17,282)	$(6,952)	$(3,473)	$(8,456)
Purchase of property and equipment	(3,255)	(3,413)	(6,368)	(4,996)
Capitalized internal-use software	(3,449)	(2,500)	(6,535)	(5,380)
Non-GAAP free cash flow	$(23,986)	$(12,865)	$(16,376)	$(18,832)

Non-GAAP Financial Measures
In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain non-GAAP financial measures, including non-GAAP loss from operations, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, and free cash flow. The non-GAAP financial information is presented for supplemental informational purposes only, and is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. The non-GAAP measures presented here may be different from similarly-titled non-GAAP measures used by other companies.
We use these non-GAAP measures in conjunction with GAAP measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies and to communicate with our board of directors concerning our financial performance. We believe these non-GAAP measures, when viewed collectively with the GAAP measures, may be helpful to investors because they provide consistency and comparability with our past financial performance and facilitate period-to-period comparisons of our operating results.
There are material limitations associated with the use of non-GAAP financial measures since they exclude significant expenses and income that are required by GAAP to be recorded in our financial statements. The definitions of our non-GAAP measures may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may utilize metrics that are not similar to ours. We compensate for these limitations by analyzing current and future results on a GAAP basis as well as a non-GAAP basis and by providing specific information regarding the GAAP items excluded from these non-GAAP financial measures. Please see the reconciliation tables in this release for the reconciliation of GAAP and non-GAAP results.
We adjust the following items from one or more of our non-GAAP financial measures:
Stock-based compensation expense. We exclude stock-based compensation expense, which is a non-cash expense, from certain of our non-GAAP financial measures because we believe that excluding this item provides meaningful supplemental information regarding operational performance. In particular, companies calculate stock-based compensation expense using a variety of valuation methodologies and subjective assumptions.
Employer payroll tax expense related to employee stock plans. We exclude employer payroll tax expense related to employee stock plans, which is a cash expense, from certain of our non-GAAP financial measures because we believe that excluding this item provides meaningful supplemental information regarding operational performance. In particular, this expense is tied to the exercise or vesting of underlying equity awards and the price of our common stock at the time of exercise or vesting, which may vary from period to period independent of the operating performance of our business.
Amortization of acquired intangible assets. We exclude amortization of acquired intangible assets, which is a non-cash expense, from certain of our non-GAAP financial measures. Our expenses for amortization of intangible assets are inconsistent in amount and frequency because they are significantly affected by the timing, size of acquisitions and the inherent subjective nature of purchase price allocations. We exclude these amortization expenses because we do not believe these expenses have a direct correlation to the operation of our business.
Business combinations and related cost. We exclude transaction, integration, and retention expenses that are directly related to business combinations from certain of our non-GAAP financial measures because we believe that excluding these items provides meaningful supplemental information regarding operational performance.
Non-GAAP tax adjustments. We exclude discrete tax expenses associated with non-recurring intercompany transactions because we believe that excluding these items facilitate a comparison of the non-GAAP tax provision in the current and prior periods.
Free cash flow. Our management reviews cash flows generated from operations after taking into consideration capital expenditures such as purchase of property and equipment and internal-use software as these expenditures are considered to be a necessary component of ongoing operations. We define non-GAAP free cash flow as net cash provided by (used in) operating activities, reduced by purchase of property and equipment and capitalization of internal-use software.

Operating Metrics
Annual recurring revenue (ARR) is calculated as subscription revenue already booked and in backlog that will be recorded over the next 12 months, assuming any contract expiring in those 12 months is renewed and continues on its existing terms and at its prevailing rate of utilization.
Dollar-based Net Expansion Rate is calculated as the ARR at the end of a period for the base set of customers from which we had ARR in the year prior to the calculation, divided by the ARR one year prior to the date of calculation for that same customer base.